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       COMMON STOCK         TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE           COMMON STOCK
       NO PAR VALUE             ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY              NO PAR VALUE



INCORPORATED UNDER THE LAWS                    99CENTS ONLY STORES                      CUSIP 65440K 10 6
OF THE STATE OF CALIFORNIA                                                    SEE REVERSE FOR CERTIAN DEFINITIONS




This Certifies that




is the owner


                                     FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

          99CENTS Only Stores transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of
          Incorporation, as amended, of the Corporation (a copy of which is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents.  This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
             Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



          Dated:


          /s/Sherry Gold      /s/David Gold                              COUNTERSIGNED AND REGISTERED;
          SECRETARY           PRESIDENT AND CHIEF EXECUTIVE OFFICER         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                       TRANSFER AGENT AND REGISTRAR

                                                                                       AUTHORIZED SIGNATURE

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                               99CENTS ONLY STORES


A copy of the statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares of the Corporation authorized to be issued and upon the holders thereof as established by the Articles of Incorporation, as amended (or by any certificate of determination of preferences), and the number of shares constituting each class and the designation thereof will be furnished to any shareholder of the Corporation upon request and without charge at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenants in common      UNIF GIFT MIN ACT -_____Custodian______
                                                         (Cust)         (Minor)
TEN ENT -    as tenants by the entireties         under Uniform Gifts to Minors

JT TEN -     as joint tenants with right           Act_________________________
             of survivorship and not as                         (State)
             tenants in common

     Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT______________________________________________

________________________________________________________________________________

ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION

WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________________



                                                       _________________________

    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE FO THE CERTIFICATE IN EVERY PARTICLAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.